UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Boston Wharf Road FL 7

Boston, MA 02210

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 2,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.0001 per share*

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 7, 2024, Akari Therapeutics, Plc (“Akari”) held a general meeting of its shareholders (the “Akari General Meeting”) in connection with the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 4, 2024, as amended, by and among Akari, Peak Bio, Inc. (“Peak Bio”) and Pegasus Merger Sub, Inc. There were 24,289,231,523 ordinary shares of Akari entitled to vote at the Akari General Meeting based on the number of issued ordinary shares of Akari par value $0.0001 (“Akari Ordinary Shares”) outstanding as of November 5, 2024 (the record date for ordinary shareholders), of which approximately 24,284,912,423 were held in the name of Deutsche Bank Trust Company Americas, which issues the American Depositary Shares of Akari each of which, in turn, represents 2,000 Akari Ordinary Shares (“Akari ADSs”). Of the Akari Ordinary Shares entitled to vote, holders representing 14,591,339,889 shares, or approximately 60.1%, were present in person or by proxy at the Akari General Meeting. In accordance with Akari’s Articles of Association, two persons being present and between them holding (or being the proxy or corporative representative of the holders of) at least one-third (33 1/3%) of the outstanding issued Akari Ordinary Shares entitled to vote at the Akari General Meeting constitutes a quorum for the transaction of business at the Akari General Meeting.

Akari’s shareholders voted on (i) the Merger Allotment Proposal, (ii) the Share Issuance Proposal, (iii) the Chairman Appointment Proposal, (iv) the General Allotment Proposal, (v) the Equity Plan Proposal and (vi) the Pre-emption Rights Proposal (each proposal as defined below) at the Akari General Meeting. Each proposal is described in more detail in the definitive joint proxy statement/prospectus filed by Akari with the U.S. Securities and Exchange Commission (the “SEC”) on Form S-4 on October 9, 2024. All six proposals were approved on a poll in accordance with Akari’s Articles of Association. Set forth below are the total number of proxy votes received for and against each matter, as well as the total number of proxy abstentions (or votes withheld) received with respect to each matter. Abstentions and broker non-votes had no effect on the vote outcome.

Ordinary Resolution	For	Against	Abstain

Without prejudice to all existing authorities (which will remain in full force and effect), to authorize Akari’s directors generally and unconditionally, for the purposes of section 551 of the U.K. Companies Act 2006 (the “Companies Act 2006”), to allot Akari Ordinary Shares, and grant rights to subscribe for or to convert any security into Akari Ordinary Shares, up to a maximum aggregate nominal amount of $14,444,680 in connection with the merger contemplated by the Merger Agreement for a period expiring (unless previously renewed, varied or revoked by resolution of Akari) at the conclusion of Akari’s annual general meeting in 2025 (the “Merger Allotment Proposal”).

	14,557,567,889	25,340,000	8,432,000
Subject to and conditional upon the passing of the Allotment Proposal, to approve the issuance of Akari Ordinary Shares to be represented by Akari ADSs in connection with the merger contemplated by the Merger Agreement for purposes of applicable Nasdaq Capital Market rules (the “Share Issuance Proposal”).	14,428,157,889	144,614,000	18,568,000
Subject to and conditional upon the passing of the Allotment Proposal and Share Issuance Proposal, to approve the appointment of Hoyoung Huh, M.D., Ph.D. as the non-executive chairman of the Akari board of directors, contingent upon and effective as of the effective time of the merger contemplated by the Merger Agreement (the “Chairman Appointment Proposal”).	14,390,327,889	172,438,000	28,574,000
That, in accordance with section 551 of the Companies Act 2006, Akari’s directors or any duly authorized committee of the directors be generally and unconditionally authorized to allot shares in Akari and to grant rights to subscribe for or to convert	14,419,815,889	162,996,000	8,528,000

any security into shares in Akari up to an aggregate nominal amount of $5,546,667 for a period expiring (unless otherwise renewed, varied or revoked by Akari in general meeting) on November 6, 2029 (the “General Allotment Proposal”).

To generally and unconditionally authorize an increase in the number of shares available for the grant of awards under Akari’s 2023 Equity Incentive Plan by 7,800,000,000 Akari Ordinary Shares to an aggregate of 8,780,000,000 Akari Ordinary Shares (the “Equity Plan Proposal”).	14,376,517,889	206,286,000	8,536,000

Special Resolution	For	Against	Abstain

That, conditional upon the General Allotment Proposal being duly passed, in accordance with section 570 of the Companies Act 2006 the directors of Akari (or any duly authorized committee of the directors of Akari) be generally empowered to allot equity securities (as defined in section 560 of the Companies Act 2006) for cash pursuant to the authorization conferred on them by the General Allotment Proposal as if section 561 of the Companies Act 2006 and any pre-emption provisions in Akari’s articles of association (or howsoever otherwise arising) did not apply to the allotment for a period expiring (unless previously renewed, varied or revoked by Akari prior to or on that date) November 6, 2029 (the “Pre-emption Rights Proposal”).

	14,442,105,889	139,124,000	10,110,000

Item 7.01 Regulation FD Disclosure.

On November 8, 2024, Akari issued a press release announcing the results of the Akari General Meeting, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued November 8, 2024

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), about Akari. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are based on Akari’s and Peak Bio’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing for completion of the merger contemplated by the Merger Agreement; the possibility that competing offers will be made by third parties; the occurrence of events that may give rise to a right of one or both of Akari and Peak Bio to terminate the Merger Agreement; the possibility that various closing conditions for the proposed Merger may not be satisfied or waived on a timely basis or at all, including the possibility that a governmental entity may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed Merger (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of consents or regulatory approvals or actions, if any; the possibility that the proposed Merger may not be completed in the time frame expected by Akari and Peak Bio, or at all; the risk that Akari and Peak Bio may not realize the anticipated benefits of the proposed Merger in the time frame expected, or at all; the effects of the proposed Merger on relationships with Akari’s or Peak Bio’s employees, business or collaboration partners or governmental entities; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; significant or unexpected costs, charges or expenses resulting from the proposed Merger; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the proposed Merger; potential negative effects related to this announcement or the consummation of the proposed Merger on the market price of Akari’s American Depositary Shares or Peak Bio’s common stock and/or Akari’s or Peak Bio’s operating or financial results; uncertainties as to the long-term value of Akari’s American Depositary Shares (and the ordinary shares represented thereby), including the dilution caused by Akari’s issuance of additional American Depositary Shares (and the ordinary shares represented thereby) in connection with the proposed Merger; unknown liabilities related to Akari or Peak Bio; the nature, cost and outcome of any litigation and other legal proceedings involving Akari, Peak Bio or their respective directors, including any legal proceedings related to the proposed Merger; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of Akari’s or Peak Bio’s programs or product candidates; risks related to any loss of Akari’s or Peak Bio’s patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for Akari or Peak Bio’s product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by Akari, Peak Bio and/or their respective collaborators or licensees; the extent to which the results from the research and development programs conducted by Akari, Peak Bio, and/or their respective collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of Akari’s or Peak Bio’s product candidates, and the impact of studies (whether conducted by Akari, Peak Bio or others and whether mandated or voluntary) on any of the foregoing; unexpected breaches or terminations with respect to Akari’s or Peak Bio’s material contracts or arrangements; risks related to competition for Akari’s or Peak Bio’s product candidates; Akari’s or Peak Bio’s ability to successfully develop or commercialize Akari’s or Peak Bio’s product candidates; Akari’s, Peak Bio’s, and their collaborators’ abilities to continue to conduct current and future developmental, preclinical and clinical programs; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of Akari’s or Peak Bio’s product candidates; unexpected increase in costs and expenses with respect to the potential transaction or

Akari’s or Peak Bio’s business or operations; and risks and uncertainties related to epidemics, pandemics or other public health crises and their impact on Akari’s and Peak Bio’s respective businesses, operations, supply chain, patient enrollment and retention, preclinical and clinical trials, strategy, goals and anticipated milestones and other risks described in our reports filed from time to time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: November 8, 2024	By:	/s/ Samir R. Patel, M.D.
Samir R. Patel, M.D.
Interim President and Chief Executive Officer